--------------------------------------------------------------------------------
SELECT INVESTORS--BIOTHECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

Alliance Select
Investor Series
--Biotechnology Portfolio

Annual Report
June 30, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 24, 2001

Dear Shareholder:

This report contains the performance and market activity for Alliance Select Investor Series Biotechnology Portfolio (the "Portfolio") for the annual reporting period ended June 30, 2001.

Investment Objective and Policies

This open-end fund seeks capital appreciation in a non-diversified portfolio of equity securities of biotechnology companies. In addition, the Portfolio may invest up to 25% of its assets in pharmaceutical companies.

Investment Results

The following table shows the Portfolio's performance compared to its benchmark, the NASDAQ Biotechnology Index, for the periods ended June 30, 2001.

INVESTMENT RESULTS*
Periods Ended June 30, 2001

                                                            --------------------
                                                               Total Returns
                                                            --------------------
                                                                 6       Since
                                                            Months   Inception**
--------------------------------------------------------------------------------
Alliance Select Investor Series Biotechnology Portfolio
  Class A                                                  -21.86%       -26.00%
--------------------------------------------------------------------------------
  Class B                                                  -22.14%       -26.50%
--------------------------------------------------------------------------------
  Class C                                                  -22.14%       -26.50%
--------------------------------------------------------------------------------
NASDAQ Biotechnology Index                                  -6.56%        -9.80%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2001. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index contains companies primarily engaged in biomedical research to develop new treatments or cures for human disease. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Select Investor Series Biotechnology Portfolio.

**    Inception date for all classes of shares 7/27/00.

      Additional investment results appear on pages 4-6.

The Portfolio significantly underperformed its benchmark for the six-month period ended June 30, 2001 as well as for the period since the Portfolio's inception on July 27, 2000. Underperformance was a result of the Portfolio's overweight position in genomic tools companies, manufacturers of biomedical research equipment. The NASDAQ Biotechnology Index is not heavily weighted in this sector, which is why the Portfolio's relative performance was below that of its benchmark.

The Portfolio's performance in the first half of 2001 fell between the NASDAQ Biotechnology Index and the Morgan Stanley Genomics Index, which re-


--------------------------------------------------------------------------------
                  ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

turned -27%. Since its inception, the Portfolio has performed well relative to the NASDAQ Composite Index, which returned -45.51%, in our opinion because the financial fundamentals of genome companies are less economically sensitive than the technology companies. Stated another way, the revenues of genome and other biotechnology companies are not as dependent on gross domestic product growth. We believe that genomic stocks will rebound once investors start to focus on an economic recovery and the progress of genome companies is further revealed.

Market Commentary

The first half of 2001 was a difficult period for genomics stocks. Concerns about a slowing economy caused investors to seek safer investments in the first quarter of 2001, which resulted in a sharp drop in the price of more speculative stocks. Companies, such asAffymetrix,Inc.,Applied Biosystems, Caliper Technologies Corp. and Waters Corp., which manufacture biomedical research equipment, were among the hardest hit. These companies were hurt both by higher price-to-earnings (P/E) multiples as well as lower earnings per share (EPS) as the purchasers of these genomics tools cut back on their capital expenditure budgets. The Portfolio held, and continues to hold, significant positions in genomic tools companies. We hold these positions because we believe that these companies will be major beneficiaries of the increasing reliance of medicine on genomics, just as the makers of picks and shovels benefited from the California Gold Rush. It is interesting to note that even after a difficult first half of the year, revenues were still up for most genomic tools companies as compared to their revenues from one year ago.

Genomic drug companies, including CuraGenCorp.,HumanGenome Sciences, Inc., Millennium Pharmaceuticals, Inc. and Myriad Genetics, Inc., were also hard hit by economic concerns. These companies continued to move forward toward their goal of putting drugs developed from genomic discoveries into human clinical trials at a rapid pace. In fact, Human Genome Sciences, Inc. alone took two drugs into human clinical studies. However, the lack of financial fundamentals (product revenue, earnings, etc.) caused many investors to abandon these stocks. We continue to believe that these companies will provide a significant percentage of the patented medical drugs on the marketplace over the next five to 10 years and are simply being punished currently by a panicked market. Several of these companies have well over $1 billion in cash on their balance sheets and, therefore, are capable of moving forward despite Wall Street's pessimism.

Finally, the one sector that did per form well in the first half of 2001 was the genomic companies that sell genomic information. These companies benefited from the amortization of database subscriptions that helped smooth financial results. However, we continue to believe that these companies are less likely to succeed over the long-term because of


--------------------------------------------------------------------------------
2 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

unsustainable, low margin business models. The Portfolio, therefore, remains underweight in these stocks.

Market Overview and Outlook

In summary, the Portfolio suffered on a relative performance basis primarily because of its emphasis in holdings of genomic tools and drug companies and, in particular, because of the sharp drop in value of the genomics tools companies, which are largely not contained in the benchmark. However, in our opinion, the fundamentals of genomics companies continue to improve, giving us hope that these stocks will rebound strongly when the market moves back to once-again rewarding companies with longer-term growth prospects.

Thank you for your interest and investment in Alliance Select Investor Series Biotechnology Portfolio. We look forward to reporting to you again on market activity and the Portfolio's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Norman M. Fidel

Norman M. Fidel
Senior Vice President


/s/ Matthew N. Murray, Ph.D.

Matthew N. Murray, Ph.D.
Vice President

[PHOTO]           John D. Carifa

[PHOTO]           Norman M. Fidel

[PHOTO]           Matthew N. Murray

Norman M. Fidel and Matthew N. Murray, Portfolio Managers, have over 40 years of combined investment experience.


--------------------------------------------------------------------------------
                  ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 3

------------------
PERFORMANCE UPDATE
------------------

ALLIANCE SELECT INVESTOR SERIES BIOTECHNOLOGY PORTFOLIO
HISTORY OF RETURNS
SINCE-INCEPTION PERIOD ENDED 6/30

                              [BAR CHART OMITTED]

            Alliance Select Investor Series Biotechnology Portfolio--
                        Since-inception Period Ended 6/30
--------------------------------------------------------------------------------
                        Alliance Select Investor            NASDAQ
                     Series Biotechnology Portfolio   Biotechnology Index
--------------------------------------------------------------------------------
      6/30/01*                   -26.00%                     -9.80%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B and Class C shares will vary from the results shown due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index contains companies primarily engaged in biomedical research to develop new treatments or cures for human disease. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Select Investor Series Biotechnology Portfolio.

* The Fund's return for the period ended 6/30/01 is from the Fund's inception date of 7/27/00 through 6/30/01. The benchmark's return for the period ended 6/30/01 is from 7/31/00 through 6/30/01.


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4 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY

INCEPTION DATES          PORTFOLIO STATISTICS

Class A Shares           Net Assets ($mil): $456.5
7/27/00
Class B Shares
7/27/00
Class C Shares
7/27/00

COUNTRY BREAKDOWN

 92.6% United States
  2.5% Switzerland                   [PIE CHART]
  2.3% United Kingdom
  0.9% Netherlands
  0.9% Canada
  0.8% Japan

INDUSTRY BREAKDOWN

 90.2% Biotechnology
  9.5% Drugs                         [PIE CHART]
  0.3% Medical Products

All data as of June 30, 2001. The Portfolio's country and industry breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                  ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 5

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

CUMULATIVE TOTAL RETURNS AS OF JUNE 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
     Since Inception*                     -26.00%                   -29.12%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
     Since Inception*                     -26.50%                   -29.44%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
     Since Inception*                     -26.50%                   -27.24%

SEC CUMULATIVE TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2001)

                                       Class A           Class B         Class C
--------------------------------------------------------------------------------
     Since Inception*                  -29.12%           -29.44%         -27.24%

The Portfolio's investment results represent cumulative total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. The Portfolio concentrates its investments in the stocks of biotechnology companies. The stock market performance of biotechnology stocks can be dramatic in both directions. Because biotechnology is a relatively new industry and many biotechnology companies, particularly those involved in genomics, are small, the Portfolio may make significant investment in small- and mid-capitalization companies, which have historically experienced greater market volatility and typically entail greater risk than large-capitalization stocks. Many biotechnology companies, particularly companies involved in genomics, have little or no operating history, unproven products and no established markets for these products. Investments in these companies are subject to greater risks. The Portfolio can invest in securities denominated in currencies other than the U.S. dollar, which may magnify fluctuations due to changes in international exchange rates and the possibility of substantial volatility due to political and economic uncertainties throughout the world.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception dates for all classes of shares is 7/27/00.


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6 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
June 30, 2001

                                                                      Percent of
Company                                        U.S. $ Value           Net Assets
--------------------------------------------------------------------------------
Amgen, Inc.                                   $  37,014,800                 8.1%
--------------------------------------------------------------------------------
Protein Design Labs, Inc.                        26,028,000                 5.7
--------------------------------------------------------------------------------
Human Genome Sciences, Inc.                      25,907,500                 5.7
--------------------------------------------------------------------------------
MedImmune, Inc.                                  22,656,000                 4.9
--------------------------------------------------------------------------------
Gilead Sciences, Inc.                            20,424,690                 4.5
--------------------------------------------------------------------------------
Genzyme Corp.-General Division                   17,385,000                 3.8
--------------------------------------------------------------------------------
Vertex Pharmaceuticals, Inc.                     16,335,000                 3.6
--------------------------------------------------------------------------------
Chiron Corp.                                     16,320,000                 3.6
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                       16,110,220                 3.5
--------------------------------------------------------------------------------
Genentech, Inc.                                  15,428,000                 3.4
--------------------------------------------------------------------------------
                                              $ 213,609,210                46.8%

MAJOR PORTFOLIO CHANGES
Six Months Ended June 30, 2001

                                                 -------------------------------
                                                              Shares+
                                                 -------------------------------
Purchases                                         Bought        Holdings 6/30/01
--------------------------------------------------------------------------------
Biogen, Inc.                                     200,000                 250,000
--------------------------------------------------------------------------------
Cephalon, Inc.                                   207,000                 207,000
--------------------------------------------------------------------------------
Chiron Corp.                                     252,000                 320,000
--------------------------------------------------------------------------------
Forest Laboratories, Inc. Cl A                   100,000                 100,000
--------------------------------------------------------------------------------
Genzyme Corp. - General Division                 228,000                 285,000
--------------------------------------------------------------------------------
Gilead Sciences, Inc.                            351,000                 351,000
--------------------------------------------------------------------------------
ImClone Systems, Inc.                            150,000                 150,000
--------------------------------------------------------------------------------
Medarex, Inc.                                    400,000                 400,000
--------------------------------------------------------------------------------
Protein Design Labs, Inc.                        150,000                 300,000
--------------------------------------------------------------------------------
Vertex Phamaceuticals, Inc.                      290,000                 330,000
--------------------------------------------------------------------------------

                                                --------------------------------
                                                            Shares+
                                                --------------------------------
Sales                                              Sold        Holdings 6/30/01
--------------------------------------------------------------------------------
Affymetrix, Inc.                                 70,000                 330,000
--------------------------------------------------------------------------------
Amgen, Inc.                                     240,000                 610,000
--------------------------------------------------------------------------------
Applera Corp. - Applied Biosystems Group         65,000                 375,000
--------------------------------------------------------------------------------
Genentech, Inc.                                 210,000                 280,000
--------------------------------------------------------------------------------
Invitrogen Corp.                                250,000                      -0-
--------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.                120,000                 430,000
--------------------------------------------------------------------------------
PerkinElmer, Inc.                                    -0-                460,000
--------------------------------------------------------------------------------
Pfizer, Inc.                                    210,000                 150,000
--------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.                175,000                  75,000
--------------------------------------------------------------------------------
Waters Corp.                                    100,000                 250,000
--------------------------------------------------------------------------------

+     Adjusted for stock splits.


--------------------------------------------------------------------------------
                  ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 7

------------------------
INDUSTRY DIVERSIFICATION
------------------------

INDUSTRY DIVERSIFICATION
June 30, 2001

                                                                      Percent of
                                                     U.S. $ Value     Net Assets
--------------------------------------------------------------------------------
Biotechnology                                       $ 429,344,551          94.0%
--------------------------------------------------------------------------------
Drugs                                                  45,126,673           9.9
--------------------------------------------------------------------------------
Medical Products                                        1,740,000           0.4
--------------------------------------------------------------------------------
Total Investments *                                   476,211,224         104.3
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities              (19,672,769)         (4.3)
--------------------------------------------------------------------------------
Net Assets                                          $ 456,538,455         100.0%
--------------------------------------------------------------------------------

*     Excludes securities sold short.


--------------------------------------------------------------------------------
8 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2001

Company                                                Shares      U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-104.3%

Canada-1.0%
QLT, Inc.(a)................................          225,000     $   4,405,500
                                                                  -------------

Japan-0.7%
Takeda Chemical Industries, Ltd. ...........           75,000         3,487,673
                                                                  -------------

Netherlands-1.0%
Qiagen NV(a)................................          200,000         4,410,000
                                                                  -------------

Switzerland-2.6%
Serono SA (ADR)(a)..........................          475,000        11,851,250
                                                                  -------------

United Kingdom-2.4%
Cambridge Antibody Technology Group Plc.(a).          133,000         3,881,488
GlaxoSmithKline Plc. (ADR)..................          125,000         7,025,000
                                                                  -------------
                                                                     10,906,488
                                                                  -------------
United States-96.6%
Abgenix, Inc.(a)............................          320,000        14,400,000
Affymetrix, Inc.(a).........................          330,000         7,276,500
Amgen, Inc.(a)(b)...........................          610,000        37,014,800
Andrx Group(a)..............................           45,000         3,465,000
Applera Corp.-Applied Biosystems Group......          375,000        10,031,250
Applied Molecular Evolution(a)..............          100,000         1,248,000
Biogen, Inc.(a).............................          250,000        13,590,000
Bruker Daltonics, Inc.(a)...................          300,000         4,521,000
Caliper Technologies Corp.(a)...............          300,000         6,315,000
Cephalon, Inc.(a)...........................          207,000        14,593,500
Chiron Corp.(a).............................          320,000        16,320,000
COR Therapeutics, Inc.(a)...................          240,000         7,320,000
CuraGen Corp.(a)............................          200,000         7,280,000
Enzon, Inc.(a)..............................           43,000         2,687,500
Fisher Scientific International, Inc.(a)....           60,000         1,740,000
Forest Laboratories, Inc. Cl A(a)...........          100,000         7,100,000
Genentech, Inc.(a)..........................          280,000        15,428,000
Genzyme Corp.-General Division(a)...........          285,000        17,385,000
Gilead Sciences, Inc.(a)....................          351,000        20,424,690
Human Genome Sciences, Inc.(a)(b)...........          430,000        25,907,500
ICOS Corp.(a)...............................           50,000         3,200,000
IDEC Pharmaceuticals Corp.(a)...............          238,000        16,110,220
Illumina, Inc.(a)...........................          170,000         2,002,600
ImClone Systems, Inc.(a)....................          150,000         7,920,000
Immunex Corp.(a)............................          700,000        12,425,000
Invitrogen Corp.(a).........................          194,000        13,929,200
Medarex, Inc.(a)............................          400,000         9,400,000
MedImmune, Inc.(a)(b).......................          480,000        22,656,000
Millennium Pharmaceuticals, Inc.(a).........          430,000        15,299,400
Myriad Genetics, Inc.(a)....................          125,000         7,914,987


--------------------------------------------------------------------------------
                  ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                Shares      U.S. $ Value
--------------------------------------------------------------------------------

PerkinElmer, Inc. ..........................          460,000     $  12,663,800
Pfizer, Inc. ...............................          150,000         6,007,500
Pharmacia Corp. ............................          200,000         9,190,000
Protein Design Labs, Inc.(a)................          300,000        26,028,000
Ribozyme Pharmaceuticals, Inc.(a)...........          200,000         2,000,000
Techne Corp.(a).............................          200,000         6,500,000
Vertex Pharmaceuticals, Inc.(a).............          330,000        16,335,000
Waters Corp.(a).............................          250,000         6,902,500
Watson Pharmaceuticals, Inc.(a).............          100,000         6,164,000
XOMA, Ltd.(a)...............................          261,100         4,454,366
                                                                  -------------
                                                                    441,150,313
                                                                  -------------
Total Common Stocks
   (cost $568,008,103)......................                        476,211,224
                                                                  -------------

Securities Sold Short-(6.1%)
United States-(6.1%)
Applera Corp.-Celera Genomics Group(a)......           57,000        (2,260,620)
deCode Genetics, Inc.(a)....................          265,000        (3,262,150)
Deltagen, Inc.(a)...........................           50,000          (449,000)
Dendreon Corp.(a)...........................          100,000        (1,673,000)
Gene Logic, Inc.(a).........................          465,000       (10,137,000)
Genome Therapeutics Corp.(a)................           50,000          (742,000)
Illumina, Inc.(a)...........................           10,000          (117,800)
Lexicon Genetics, Inc.(a)...................          350,000        (4,375,000)
Nanogen, Inc.(a)............................           50,000          (339,500)
Orchid Biosciences, Inc.(a).................          175,000        (1,338,750)
Paradigm Genetics, Inc.(a)..................          202,500        (1,822,500)
Rosetta Inpharmatics, Inc.(a)...............           40,000          (620,000)
Third Wave Technologies(a)..................           55,000          (568,150)
                                                                  -------------
   (proceeds $30,330,639)                                           (27,705,470)
                                                                  -------------
Total Investments, Net of Securities
   Sold Short-98.2%
   (cost $537,677,464)......................                        448,505,754
Other assets less liabilities-1.8%..........                          8,032,701
                                                                  -------------

Net Assets-100%.............................                      $ 456,538,455
                                                                  =============

(a)   Non-income producing security.

(b) Securities, or a portion thereof, with an aggregate market value of $57,898,000 have been segregated to collateralize short sales.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2001

Assets
Investments in securities, at value (cost $568,008,103) ...       $ 476,211,224
Cash ......................................................             333,042
Receivable for investment securities sold .................          13,665,786
Receivable for capital stock sold .........................             904,090
Dividends receivable ......................................             147,670
Deferred offering cost ....................................              14,933
                                                                  -------------
Total assets ..............................................         491,276,745
                                                                  -------------
Liabilities
Securities sold short, at value (proceeds $30,330,639) ....          27,705,470
Payable for investment securities purchased ...............           5,320,731
Payable for capital stock redeemed ........................             556,726
Distribution fee payable ..................................             302,741
Advisory fee payable ......................................             289,184
Accrued expenses and other liabilities ....................             563,438
                                                                  -------------
Total liabilities .........................................          34,738,290
                                                                  -------------
Net Assets ................................................       $ 456,538,455
                                                                  =============
Composition of Net Assets
Capital stock, at par .....................................       $      61,956
Additional paid-in capital ................................         622,131,153
Accumulated net investment loss ...........................             (41,899)
Accumulated net realized loss on investments, short sales
   and foreign currency transactions ......................         (76,440,308)
Net unrealized depreciation of investments, short sales and
   foreign currency denominated assets and liabilities ....         (89,172,447)
                                                                  -------------
                                                                  $ 456,538,455
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($140,498,803 / 18,982,806 shares of capital stock
   issued and outstanding) ................................               $7.40
Sales charge--4.25% of public offering price ..............                 .33
                                                                          -----
Maximum offering price ....................................               $7.73
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($226,544,339 / 30,801,739 shares of capital stock
   issued and outstanding) ................................               $7.35
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($89,495,313 / 12,171,300 shares of capital stock
   issued and outstanding) ................................               $7.35
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 11

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
July 27, 2000* to June 30, 2001

Investment Income
Interest .......................................    $1,464,885
Dividends (net of foreign taxes withheld of
   $50,739) ....................................       829,921    $   2,294,806
                                                    ----------
Expenses
Advisory fee ...................................     3,613,698
Distribution fee--Class A ......................       462,312
Distribution fee--Class B ......................     2,365,887
Distribution fee--Class C ......................       911,338
Transfer agency ................................       783,974
Registration ...................................       234,124
Custodian ......................................       230,509
Amortization of offering expense ...............       186,927
Administrative .................................       127,000
Audit and legal ................................        73,837
Printing .......................................        70,926
Directors' fees ................................        17,415
Organization expenses ..........................        13,719
Miscellaneous ..................................        14,541
                                                    ----------
Total expenses before interest .................     9,106,207
Interest expense on short sales ................       255,043
                                                    ----------
Total expenses .................................                      9,361,250
                                                                  -------------
Net investment loss ............................                     (7,066,444)
                                                                  -------------
Realized and Unrealized Gain (Loss) on
Investments, Short Sales and Foreign
Currency Transactions
Net realized loss on investment
   transactions ................................                    (75,461,214)
Net realized loss on short sale transactions ...                       (979,094)
Net realized loss on foreign currency
   transactions ................................                       (193,688)
Net change in unrealized appreciation /
   depreciation of:
   Investments .................................                    (91,796,879)
   Short sales .................................                      2,625,169
   Foreign currency denominated assets
     and liabilities ...........................                           (737)
                                                                  -------------
Net loss on investments ........................                   (165,806,443)
                                                                  -------------
Net Decrease in Net Assets from
   Operations ..................................                  $(172,872,887)
                                                                  =============

*     Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                  July 27, 2000*
                                                                        to
                                                                  June 30, 2001
                                                                  =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss .........................................     $  (7,066,444)
Net realized loss on investments,
   short sales and foreign
   currency transactions ....................................       (76,633,996)
Net change in unrealized appreciation / depreciation
   of investments, short sales and foreign
   currency denominated assets and liabilities ..............       (89,172,447)
                                                                  -------------
Net decrease in net assets from operations ..................      (172,872,887)
Capital Stock Transactions
Net increase ................................................       629,411,342
                                                                  -------------
Total increase ..............................................       456,538,455
Net Assets
Beginning of period .........................................                -0-
                                                                  -------------
End of period ...............................................     $ 456,538,455
                                                                  =============

*     Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2001

NOTE A

Significant Accounting Policies

Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of four portfolios, the Premier Portfolio, the Technology Portfolio, the Biotechnology Portfolio and the Small Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Biotechnology Portfolio. The Biotechnology Portfolio (the "Fund") commenced operations on July 27, 2000. The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or, if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign debt investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $13,719 were charged to the Fund as incurred prior to commencement of operations. Offering expenses of $201,860 have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency losses, net operating losses and nondeductible expenses, resulted in a net decrease in accumulated net investment loss, and a corresponding decrease in accumulated net realized loss on investments and foreign currency transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.25% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Biotechnology Index (the "Index"). For the period from August 1, 2000 through July 31, 2001, the Adviser will receive a minimum fee, payable monthly, equal to .75%, annualized, of the average daily net assets of the Fund for each day included in such annual period. The fee paid to the Adviser for this period may be increased to 1.75%, based on the investment performance of the Class A shares of the Fund in relation to the investment record of the Index. The fee will equal 1.25%, annualized, if the performance of Class A shares equals the performance of the Index. The performance period for each such month will be from August 1, 2000 through the current calendar month, until the Advisory Agreement has been in effect for 36 full calendar months, when it will become a rolling 36-month period ending with the current calendar month. For any period prior to August 1, 2000, the Adviser received a fee equal to .75%, annualized, of the average daily net assets of the Fund, without any performance adjustment. During the period ended June 30, 2001, the effective advisory fee was at the annualized rate of
 .75% of the Fund's average daily net assets.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from July 27, 2000 (commencement of operations of the Fund) to July 31, 2001, to the extent necessary to prevent total Fund operating expenses from exceeding the annual rate of 3.25% of average daily net assets for Class A shares and 3.95% of average daily net assets for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Fund in subsequent periods, but no later than July 31, 2003, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the period ended June 30, 2001 the Fund repaid $13,719 of organization expenses to the Adviser. At June 30, 2001, there were no expenses waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended June 30, 2001, such fees amounted to $127,000.

The Fund compensates Alliance Global Investor Services, Inc. (formerly, Alliance Fund Services, Inc.) a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $493,225 for the period ended June 30, 2001.

For the period ended June 30, 2001, the Fund's expenses were reduced by $22,844 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $68,375 from the sales of Class A shares and $3,107, $825,354 and $103,943 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the period ended June 30, 2001.

Brokerage commissions paid on investment transactions for the period ended June 30, 2001, amounted to $562,543. For the period from July 27, 2000 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended on November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to June 30, 2001, no brokerage commission was paid to SCB.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $12,756,032 and $819,555 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $1,084,189,445 and $470,039,340, respectively, for the period ended June 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the period ended June 30, 2001.

At June 30, 2001, the cost of investments for federal income tax purposes was $571,991,333. Accordingly, gross unrealized appreciation of investments was $30,114,199 and gross unrealized depreciation of investments was $125,894,308 resulting in net unrealized depreciation of $95,780,109 (excluding short sales and foreign currency transactions).

At June 30, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $8,345,642, all of which expires in 2009. The Fund incurred and elected to defer post October currency losses of $30,923 and capital losses of $64,111,436 for the period ended June 30, 2001.

Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of the settlement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, desig-


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

nated Class A, Class B and Class C. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                      -----------------       -----------------
                                           Shares                  Amount
                                      -----------------       -----------------
                                      July 27, 2000* to       July 27, 2000* to
                                          June 30, 2001           June 30, 2001
                                      -----------------       -----------------
Class A
Shares sold                                  24,669,434           $ 242,117,368
-------------------------------------------------------------------------------
Shares redeemed                              (5,686,628)            (48,049,817)
-------------------------------------------------------------------------------
Net increase                                 18,982,806           $ 194,067,551
===============================================================================

Class B
Shares sold                                  35,028,094           $ 346,608,493
-------------------------------------------------------------------------------
Shares redeemed                              (4,226,355)            (34,196,028)
-------------------------------------------------------------------------------
Net increase                                 30,801,739           $ 312,412,465
===============================================================================

Class C
Shares sold                                  14,229,972           $ 139,839,968
-------------------------------------------------------------------------------
Shares redeemed                              (2,058,672)            (16,908,642)
-------------------------------------------------------------------------------
Net increase                                 12,171,300           $ 122,931,326
===============================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended June 30, 2001.

*     Commencement of operations.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding For The Period

                                                   -----------     -----------     -----------
                                                     Class A         Class B         Class C
                                                   -----------     -----------     -----------
                                                      July 27,        July 27,        July 27,
                                                    2000(a) to      2000(a) to      2000(a) to
                                                      June 30,        June 30,        June 30,
                                                          2001            2001            2001
                                                   ===========================================
Net asset value, beginning of period ...........   $     10.00     $     10.00     $     10.00
                                                   -------------------------------------------
Income From Investment Operations
Net investment loss(b) .........................          (.08)           (.14)           (.13)
Net realized and unrealized loss on investments,
  short sales and foreign currency transactions          (2.52)          (2.51)          (2.52)
                                                   -------------------------------------------
Net decrease in net asset value from
  operations ...................................         (2.60)          (2.65)          (2.65)
                                                   -------------------------------------------
Net asset value, end of period .................   $      7.40     $      7.35     $      7.35
                                                   ===========================================
Total Return
Total investment return based on net asset
  value(c) .....................................        (26.00)%        (26.50)%        (26.50)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ......   $   140,499     $   226,544     $    89,495
Ratios to average net assets of:
  Expenses(d) ..................................          1.48%           2.17%           2.14%
  Expenses, excluding interest expense on
  short sales(d) ...............................          1.43%           2.12%           2.09%
  Net investment loss(d) .......................          (.99)%         (1.69)%         (1.67)%
Portfolio turnover rate ........................           107%            107%            107%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                                ----------------
                                                                AUDITOR'S REPORT
                                                                ----------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance Select Investor Series, Inc. Biotechnology Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Select Investor Series, Inc. Biotechnology Portfolio (the"Fund") at June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period July 27, 2000 (commencement of operations) through June 30, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
August 10, 2001


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 21

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

earnings per share (EPS)

A common measurement of a stock's performance, calculated by taking a company's net income and dividing it by the number of shares the company has outstanding.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.


--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 23

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Norman M. Fidel, Senior Vice President
Christopher M. Toub, Senior Vice President
Thomas J. Bardong, Vice President
Matthew Murray, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 25

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
26 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO

NOTES


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO o 27

NOTES


--------------------------------------------------------------------------------
28 o ALLIANCE SELECT INVESTOR SERIES -- BIOTECHNOLOGY PORTFOLIO
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Alliance Select Investor Series--
Biotechnology Portfolio

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SISBIOAR601